UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

TENNESSEE MUNICIPAL FUND	Annual Report June 30, 2006

High current income potential from a portfolio that invests primarily in municipal securities.

Goldman Sachs Tennessee Municipal Fund
Goldman Sachs Tennessee Municipal Fund invests in municipal securities, the interest on which is exempt from regular federal income tax and Tennessee State personal income tax. Up to 20% of the Fund’s net assets may include securities whose income may be subject to Tennessee State personal income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and are not suited for IRAs, and other tax-exempt or deferred accounts.
IRS Circular 230 disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
What Distinguishes Goldman Sachs’
Fixed Income Investment Process?
At Goldman Sachs Asset Management (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest opportunity set to capture relative value across sectors and instruments. Our integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among sectors and sub-sectors
■ Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

■  Team approach to decision making
■ Manage risk by avoiding significant sector and interest rate bets
■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■  Include domestic investment options, tax-free income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Tennessee Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Tennessee Municipal Fund from June 5, 2006 through June 30, 2006.
  Performance Review

The Goldman Sachs Tennessee Municipal Fund (the “Fund”) first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. As part of the reorganization, the Predecessor Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. From July 1, 2005 through June 4, 2006, the Predecessor Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 0.27%, (0.13%), 0.20% and 0.50%, respectively.* These returns compared to the 0.98% cumulative total return of the Fund’s benchmark, the Lehman Brothers 10-Year Municipal Bond Index. After the reorganization, for the period from June 5, 2006 through June 30, 2006, the Goldman Sachs Tennessee Municipal Fund’s Class A, C, and Institutional Shares generated cumulative total returns of -0.65%, -0.70% and -0.62%, respectively. These returns compared to the -0.74% cumulative total return of the Fund’s benchmark, the Lehman Brothers Municipal Aggregate Bond Index, over the same time period.
  Market Environment

The Federal Reserve Board (the “Fed”) continued to raise interest rates during the reporting period. Despite the transition from Alan Greenspan to Ben Bernanke as Fed Chairman in early 2006, the Fed continued to raise short-term interest rates over the 12-month period — a total of eight times. Since June 2004, the Fed has now increased rates 17 times, bringing the fed funds rate from 1.00% to 5.25%. Both short- and long-term yields rose over the reporting period. During the 12-months ended June 30, 2006, 2-year Treasury yields rose from 3.66% to 5.16%. Over the same period, 10-year Treasury yields moved from 3.94% to 5.15%. Looking at the municipal market, yields of both 2- and 10-year securities also rose over the reporting period.
  Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and Tennessee State personal income tax and is consistent with preservation of capital.
  Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed-income securities issued by or on behalf of the State of Tennessee and its political

*	Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

PORTFOLIO RESULTS

subdivisions, agencies, instrumentalities and public authorities and other states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is exempt from Tennessee State personal income tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to Tennessee State personal income tax. The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
  Factors Affecting Performance

For the short period following the reorganization, the Fund slightly outperformed the Lehman Brothers Municipal Aggregate Bond Index. This was largely due to the Fund’s short duration position. As rates sold off across the yield curve and the long end of the curve posted negative total returns, this structure enhanced relative performance. Since the reorganization, the Fund has continued to focus on reorganizing its portfolio to more closely resemble the duration and maturity profile of its new benchmark, the Lehman Brothers Aggregate Municipal Bond Index. The Predecessor Fund’s benchmark was the Lehman Brothers 10-Year Municipal Bond Index.
  Outlook

We believe there will be slightly below-average growth over the second half of 2006, driven by a softening in the housing market and a weakening of consumer confidence. A slowdown in the housing market, combined with higher interest rates and higher energy prices, should dampen consumer spending in 2006 and into 2007. We believe the Fed will continue to raise interest rates to abate inflationary pressures.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

July 25, 2006

FUND BASICS
Tennessee Municipal Fund
as of June 30, 2006
PERFORMANCE REVIEW[5]

June 5, 2006–	Fund Total Return	Lehman Brothers Municipal	30-Day Taxable	30-Day
June 30, 2006	(based on NAV)[1]	Aggregate Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	-0.65%	-0.74%	5.32%	3.46%
Class C	-0.70	-0.74	4.48	2.91
Institutional	-0.62	-0.74	6.15	4.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Municipal Aggregate Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED TOTAL RETURNS[5]

For the period ended 6/30/06	One Year	Since Inception	Inception Date

Class A	N/A	-5.11%	6/5/06
Class C	N/A	-1.69	6/5/06
Institutional	N/A	-0.62	6/5/06

[5]	The Goldman Sachs Tennessee Municipal Fund first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance of the Predecessor Fund prior to the reorganization is not provided in the above tables because, as part of the reorganization, the Predecessor Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).
Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Performance Summary
June 30, 2006
Performance in the following graph from December 15, 1995 through May 31, 2006 is represented by the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized into a new portfolio of the Goldman Sachs Trust — the Goldman Sachs Tennessee Municipal Fund (the “Fund”). For information regarding the Fund’s performance for the period June 5, 2006 through June 30, 2006, refer to page 4. After this Annual Report, performance of the Predecessor Fund will no longer be included in the below chart or in other performance information because as part of the reorganization, the Predecessor Fund changed its investment adviser from First Tennessee Bank National Association to Goldman Sachs Asset Management, L.P.
Annual total return information for the Predecessor Fund will be presented in the Fund’s financial highlights table to the extent that a particular year of operation of the Predecessor Fund is covered in the 5-year reporting period of the financial highlights table.
The following graph shows the value of a $10,000 investment made for the period December 15, 1995 (commencement of operations) through May 31, 2006 of the Predecessor Fund. For comparative purposes, the performance of the Predecessor Fund’s benchmark, the Lehman Brothers 10-Year Municipal Bond Index (“Lehman 10-Year Muni Bond Index”) is shown. In light of the change in investment adviser and in the investment adviser’s opinion, the Lehman Muni Aggregate Bond Index is a more appropriate benchmark against which to measure the performance of the Fund post-reorganization. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B (the Predecessor Fund offered Class B but the Fund does not) and Class C will vary from the Institutional Shares due to the differences in fees and loads. In addition to the investment adviser’s decision regarding the issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a fund.
First Funds Tennessee Tax-Free Portfolio
Performance of a $10,000 Investment, Distributions Reinvested December 15, 1995 to May 31, 2006.
The value of a $10,000 investment for the Class I Shares in the Predecessor Fund for the 10-Year period ending May 31, 2006 is $16,083 assuming reinvestment of dividends. For comparative purposes the Lehman 10-Year Muni Bond Index is $17,599.

Average Annual Total Return Through May 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A Predecessor Fund (commenced December 15, 1995)
Excluding sales charges	4.30%	4.69%	3.44%	0.37%
Including sales charges	3.93%	4.29%	2.66%	-3.37%

Class B Predecessor Fund (commenced December 15, 1995)
Excluding contingent deferred sales charges	3.94%	4.27%	2.97%	0.01%
Including contingent deferred sales charges	3.94%	4.27%	2.61%	-3.99%

Class C Predecessor Fund (commenced December 15, 1995)
Excluding contingent deferred sales charges	4.08%	4.42%	3.18%	0.20%
Including contingent deferred sales charges	4.08%	4.42%	5.08%	-0.80%

Class I Predecessor Fund (commenced December 15, 1995)	4.52%	4.86%	3.70%	0.71%

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Schedule of Investments
June 30, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 101.8%

Tennessee – 98.5%
Blount County GO Bonds Refunding Series 2005 (FGIC) (AAA/Aaa)
$1,500,000	5.000%	04/01/17	$1,571,250
Blount County Hospital RB Improvement Series 1998 B (Baa1)
2,765,000	5.250	07/01/09	2,816,595
Blount County Public Building Authority GO Bonds for Local Public Government Improvement Series 2004 B-5-A (FGIC) (Aaa)
1,125,000	5.000	06/01/20	1,164,285
Bradley County GO Bonds Refunding Hospital Series 1999 (FGIC) (AAA/Aaa)
1,000,000	4.250	03/01/10	996,410
Chattanooga Health Educational and Housing Facilities Board RB Refunding CDFI Phase 1 LLC Project Series 2005 A (BBB-)
990,000	5.000	10/01/15	991,079
Chattanooga Industrial Development Board Lease Rental RB Series 2000 (AMBAC) (AAA/Aaa)
3,210,000	5.400	10/01/16	3,370,372
Crockett County GO Bonds Refunding Series 1997 (AMBAC) (Aaa)
500,000	5.000	04/01/11	504,650
Dickson County GO Bonds Refunding Series 2003 (FGIC) (Aaa)
1,535,000	5.000	06/01/16	1,598,534
Dickson County Water Authority RB Series 2002 (FGIC) (Aaa)
1,000,000	5.000	12/01/17	1,042,080
Franklin County Health & Educational Facilities Board RB Refunding & Improvement Educational for the University of the South Series 1998 A (A+)
1,310,000	4.750	09/01/09	1,321,371
Franklin GO Bonds Sewer & Water Series 2002 B (Aaa)(a)
1,700,000	4.500	04/01/13	1,743,605
Franklin Special School District GO Bonds Refunding Series 1997 B (Aa2)
2,500,000	5.100	06/01/12	2,641,875
Franklin Water & Sewer Revenue & Tax GO Bonds Refunding Series 2005 (Aaa)
2,115,000	5.000	04/01/17	2,242,979
1,120,000	5.000	04/01/19	1,186,035
Greene County GO Bonds Refunding Series 2005 A (MBIA) (Aaa)
1,100,000	5.000	06/01/18	1,153,372
Hallsdale Powell Utility District RB for Knox County Water & Sewer Improvement Series 2004 B (FGIC) (AAA/Aaa)
1,260,000	5.000	04/01/34	1,277,892
Hamilton County GO Bonds Series 2000 (Aa1)
2,100,000	5.000	11/01/09	2,167,473
3,535,000	5.300	11/01/15	3,684,672
Jackson Hospital RB Refunding & Improvement Series 1995 (AMBAC) (AAA/Aaa)
400,000	5.500	04/01/10	404,340
Johnson City Electric RB Series 1996 (MBIA) (AAA/Aaa)
500,000	5.400	05/01/10	500,850
Johnson City Electric RB Series 1997 (MBIA) (AAA/Aaa)
1,500,000	5.100	05/01/12	1,531,275
Johnson City GO Bonds RB Refunding for School Sales Tax Series 1997 (FGIC) (AAA/Aaa)
2,250,000	5.550	05/01/14	2,281,162
Johnson City Health & Educational Facilities Board Hospital RB Refunding & Improvement for Medical Center Hospital Series 1998 (MBIA) (AAA/Aaa)
2,000,000	5.125	07/01/09	2,063,300
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Improvement Series 2002 B (A)
3,400,000	4.200	01/01/12	3,420,026
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement East Tennessee Hospital Series 2003 B (BBB+/Baa1)
3,810,000	5.000	07/01/16	3,821,087
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for Baptist Health Systems Series 1996 (CONNIE LEE) (AAA/Baa3)
1,000,000	5.500	04/15/11	1,024,210
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.500	01/01/18	2,110,260
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding for Fort Sanders Alliance Series 1993 (MBIA) (AAA/Aaa)
1,000,000	5.750	01/01/14	1,095,320
Knoxville Waste Water Systems RB Refunding Systems Series 2005 B (AA/Aa3)
1,350,000	5.000	04/01/15	1,424,169
La Follette Electric Systems RB Refunding & Improvement Series 1997 (AMBAC) (Aaa)
1,000,000	5.250	03/01/15	1,009,790
La Follette Electric Systems RB Refunding Series 2005 (MBIA) (Aaa)
1,000,000	4.500	03/01/17	1,004,220
Lawrenceburg Public Building Authority GO Bonds Water and Sewer for Public Works Series 2001 B (FSA) (AAA/Aaa)
1,330,000	5.500	07/01/15	1,402,764
Lincoln County GO Bonds Refunding Series 2001 (FGIC) (Aaa)
1,315,000	5.250	04/01/14	1,407,997
Madison County GO Bonds Refunding for School & Public Improvement Series 2004 A (FSA) (Aaa)
1,500,000	5.000	04/01/18	1,571,760
Madison Suburban Utility District Waterworks RB Refunding Series 1995 (MBIA) (AAA/Aaa)
500,000	5.600	02/01/10	513,265
Metropolitan Government Nashville & Davidson County Electric RB Series 1998 A (AA/Aa2)
1,000,000	5.375	07/01/14	1,024,340
Metropolitan Government Nashville & Davidson County Electric RB Series 1998 A (AA/Aa3)
1,000,000	5.125	05/15/15	1,042,340

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Schedule of Investments (continued)
June 30, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Electric RB Series 2004 A (AAA/Aaa)
$1,000,000	5.000%	05/15/18	$1,039,440
Metropolitan Government Nashville & Davidson County Sports Authority RB Refunding for Public Improvement Series 2004 (FSA) (AAA/Aaa)
2,140,000	5.000%	07/01/19	2,221,277
Metropolitan Government Nashville & Davidson County Water & Sewer RB Refunding Series 1993 (FGIC) (AAA/Aaa)
1,500,000	5.200	01/01/13	1,596,645
Metropolitan Government Nashville & Davidson County Water & Sewer RB Refunding Series 1993 (AA/Aa2)
1,500,000	5.000	02/01/17	1,571,265
Montgomery County GO Bonds Refunding Series 2004 (FGIC) (Aaa)
1,000,000	4.750	05/01/16	1,036,490
Rutherford County Construction Utility District Waterworks RB Refunding & Improvement Series 1997 A (FGIC) (Aaa)
500,000	5.100	02/01/11	509,265
Rutherford County GO Bonds Refunding for Public Improvement Series 2001 (AA/Aa2)
4,000,000	5.000	04/01/14	4,162,040
Rutherford County GO Bonds School & Improvement Series 2006 (AA/Aa2)
2,000,000	5.000	06/01/26	2,056,560
Sevier County Utility District Gas Systems RB Refunding Series 1997 (AMBAC) (Aaa)
1,000,000	5.400	05/01/11	1,012,650
Shelby County Health Educational & Housing Facilities Board Hospital RB Unrefunded Methodist Health Systems Series 1995 (MBIA) (AAA/Aaa)
650,000	5.500	08/01/12	657,280
Smith County GO Bonds Refunding for Schools Series 2005 (AMBAC) (Aaa)
1,020,000	5.000	04/01/13	1,074,111
South Blunt County Utility District Waterworks RB Series 2002 (FGIC) (Aaa)
1,000,000	5.000	12/01/17	1,042,190
Tennessee Housing Development Agency Mortgage Finance RB Series 2003 A (AA/Aa2)
2,000,000	4.900	07/01/16	2,029,520
Tennessee Housing Development Agency RB Homeownership Program Series 1996 Issue 2B (Government of Agency) (AA/Aa2)
400,000	5.800	01/01/11	406,972
Tennessee State School Board Authority RB Higher Educational Facilities Series 2002 A (FSA) (AAA/Aaa)
1,000,000	5.000	05/01/18	1,037,520
Tennessee State School Board Authority RB Refunding for Higher Educational Facilities Series 1996 D (Government of Authority) (AA-/Aa3)
500,000	5.500	05/01/11	510,685
Tipton County GO Bonds Refunding Series 1997 (AMBAC) (Aaa)
500,000	5.250	04/01/12	505,695
Warren County GO Bonds Refunding Series 2001 (MBIA) (Aaa)
1,845,000	5.000	06/01/12	1,939,095
Washington County GO Bonds Refunding for Schools & Public Improvement Series 2004 (AMBAC) (Aaa)
1,420,000	5.000	04/01/18	1,487,933
Williamson County GO Bonds Public Improvement Series 2001 (Aa1)
2,500,000	5.000	04/01/12	2,632,100
Williamson County GO Bonds Refunding Series 2001 (Aa1)
2,500,000	5.000	03/01/13	2,605,050
Williamson County GO Bonds Refunding Series 2001 (Aa1)
2,000,000	5.000	03/01/14	2,083,180

			93,343,967

Puerto Rico – 3.3%
Puerto Rico Electric Power Authority RB Series 2005 RR (FGIC) (AAA/Aaa)
3,000,000	5.000	07/01/35	3,076,380

TOTAL MUNICIPAL DEBT OBLIGATIONS – 101.8%
(Cost $96,208,153)			$96,420,347

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%			(1,673,845)

NET ASSETS – 100.0%			$94,746,502

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The portfolio had the following insurance concentration of 10% or greater of net assets at June 30, 2006:

FGIC 19.6%

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
CONNIE LEE	—	College Construction Loan Insurance Association
FGIC	—	Insured by Financial Guaranty Insurance Co.
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Statement of Assets and Liabilities
June 30, 2006

Assets:

Investments in securities, at value (identified cost $96,208,153)	$96,420,347
Receivables:
Interest receivable	1,400,546
Reimbursement from adviser	40,973
Fund shares sold	19,869

Total assets	97,881,735

Liabilities:

Due to Custodian	2,690,624
Payables:
Income distribution	234,821
Fund shares repurchased	49,514
Amounts owed to affiliates	37,318
Accrued expenses and other liabilities	122,956

Total liabilities	3,135,233

Net Assets:

Paid-in capital	94,719,528
Distributions in excess of net investment income	(185,220)
Net unrealized gain on investments	212,194

NET ASSETS	$94,746,502

Net assets:
Class A	$11,779,007
Class C	9,976
Institutional	82,957,519

Shares outstanding:
Class A	1,189,002
Class C	1,007
Institutional	8,374,046

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	9,564,055

Net asset value, offering and redemption price per share:(a)
Class A	$9.91
Class C	9.91
Institutional	9.91

(a)	Maximum public offering price per share for Class A shares (NAV per share multiplied by 1.0471) is $10.38. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Statement of Operations
For the Year Ended June 30, 2006

Investment income:

Interest	$4,814,283

Total income	4,814,283

Expenses:

Management fees	542,273
Administrative fee	204,417
Transfer Agent fees(a)	82,578
Distribution and Service fees(a)	48,965
Custody and accounting fees	45,930
Professional fees	43,583
Shareholder Servicing fees	28,632
Registration fees	11,203
Trustee fees	8,349
Printing fees	7,852
Other	15,001

Total expenses	1,038,783

Less — expense reductions	(264,746)

Net expenses	774,037

NET INVESTMENT INCOME	4,040,246

Realized and unrealized gain on investment transactions:

Net realized gain from:
Investment transactions	395,802
Net change in unrealized loss on:
Investments	(4,713,166)

Net realized and unrealized loss on investment transactions	(4,317,364)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(277,118)

(a)	Class specific Distribution and Service, Transfer Agent and Shareholder Servicing fees were as follows:

Transfer Agent Fees — Class A	7,564
Transfer Agent Fees — Class B — Predecessor Fund (see Note 1 & 3)	1,920
Transfer Agent Fees — Class C — Predecessor Fund (see Note 1 & 3)	2,683
Transfer Agent Fees — Class C (see Note 1 & 3)	1
Transfer Agent Fees — Institutional Class	70,410
Distribution and Service Fees — Class A	2,233
Distribution and Service Fees — Class B — Predecessor Fund (see Note 1 & 3)	17,691
Distribution and Service Fees — Class C — Predecessor Fund (see Note 1 & 3)	29,034
Distribution and Service Fees — Class C (see Note 1 & 3)	7
Shareholder Servicing Fees — Class A	18,954
Shareholder Servicing Fees — Class C — Predecessor Fund (see Note 1 & 3)	9,678
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2006	June 30, 2005

From operations:

Net investment income	$4,040,246	$5,426,046
Net realized gain from investment transactions	395,802	1,653,247
Net change in unrealized gain (loss) on investments	(4,713,166)	312,730

Net increase (decrease) in net assets resulting from operations	(277,118)	7,392,023

Distributions to shareholders:

From net investment income
Class A Shares	(298,501)	(322,303)
Class B Shares — Predecessor Fund (see Note 1 & 7)	(77,592)	(101,555)
Class C Shares — Predecessor Fund (see Note 1 & 7)	(126,321)	(166,899)
Class C Shares (see Note 1 & 7)	(20)	—
Institutional Shares	(3,565,489)	(4,835,024)
From net realized gains:
Class A Shares	(155,180)	(29,363)
Class B Shares — Predecessor Fund (see Note 1 & 7)	(53,364)	(11,661)
Class C Shares — Predecessor Fund (see Note 1 & 7)	(82,720)	(17,574)
Class C Shares (see Note 1 & 7)	—	—
Institutional Shares	(1,866,904)	(452,402)

Total distributions to shareholders	(6,226,091)	(5,936,781)

From share transactions:

Proceeds from sales of shares	12,077,262	15,404,133
Reinvestment of dividends and distributions	867,306	737,619
Cost of shares repurchased	(35,902,630)	(55,849,790)

Net decrease in net assets resulting from share transactions	(22,958,062)	(39,708,038)

TOTAL DECREASE	(29,461,271)	(38,252,796)

Net assets:

Beginning of year	124,207,773	162,460,569

End of year	$94,746,502	$124,207,773

Accumulated undistributed (distributions in excess of) net investment income	$(185,220)	$31,743

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Notes to Financial Statements
June 30, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Tennessee Municipal Fund (the “Fund”). The Fund is a “non-diversified” portfolio offering three classes of shares — Class A, Class C and Institutional. Class A shares are sold with a front-end sales charge of up to 4.5% and Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional shares of the Fund are not subject to a sales charge. Such sales loads are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund.
     Since the Fund may invest a large percentage of its total assets in obligations of issuers within the State of Tennessee, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting that state.
     On June 5, 2006, pursuant to an Agreement and Plan of Reorganization (the “Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”), were transferred to the Fund in exchange for shares of beneficial interest of the Fund’s Class A and Institutional shares of equal value on the close of business on June 2, 2006. Holders of Class A, Class B and Class C shares of the Predecessor Fund received Class A shares of the Fund and holders of Class I shares of the Predecessor Fund received Institutional shares of the Fund, in each case in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. On the date of the exchange, the Fund created Class C shares. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through June 4, 2006. Refer to the Other Matters footnote for details of the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Fund are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as an agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remunerations received by other brokers in connection with comparable transactions involving similar securities or other futures contracts.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Class A and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually for the Fund.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Interest rate swaps, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund may be required to segregate or physically move liquid assets, on the books of its custodian or to respective counterparties, with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
Prior to the reorganization on June 5, 2006, First Tennessee Bank National Association (“First Tennessee”) served as the investment adviser to the Predecessor Fund. For managing its investment and business affairs, the Predecessor Fund was obligated to pay First Tennessee a monthly management fee at the annual rates as follows:

Management Fee
Average Daily Net Assets	Annual Rate

First $250 Million	0.50%

Over $250 Million	0.45

     Under the Investment Advisory and Management Agreement, First Tennessee was authorized, at its own expense, to hire a sub-adviser to provide investment advise to it and the Predecessor Fund. Martin & Company, Inc. (“Martin”) served as sub-adviser to the Predecessor Fund pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Horizon National Corporation. First Tennessee was obligated to pay Martin a monthly sub-advisory fee at the annual rates as follows:

Sub-advisory Fee
Average Daily Net Assets	Annual Rate

First $250 Million	0.30%

Over $250 Million	0.27

     Prior to the reorganization, ALPS Mutual Funds Services, Inc. (“ALPS”) and ALPS Distributors, Inc. (“ADI”) served as Administrator and Distributor, respectively, for the Predecessor Fund under separate Administration and General Distribution Agreements. ALPS’ duties included providing office space and various legal and accounting services in connection with the regulatory requirements applicable to Predecessor Fund. ALPS was entitled to receive administration fees from the Predecessor Fund at the annual rate of .115% of average net assets.
     Prior to the reorganization, First Tennessee served as the Co-Administrator for the Predecessor Fund. As the Co-Administrator, First Tennessee assisted in the Predecessor Fund’s operations, including but not limited to, providing non-

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Notes to Financial Statements (continued)
June 30, 2006
3. AGREEMENTS (continued)
investment related research and statistical data and various operational and administrative services. First Tennessee was entitled to receive co-administration fees from the Predecessor Fund at the annual rate of .085% of average net assets.
     Prior to the reorganization, the Trustees of the First Funds Trust had adopted Distribution Plans pursuant to Rule 12b-1 under the Act on behalf of Classes B and C of the First Funds Trust. Each plan provided for payments to ADI at the annual rates up to the amounts listed below. The Trustees of the First Funds Trust had also adopted Shareholder Servicing Plans on behalf of Classes A and C of the Predecessor Fund, under which brokers/dealers, advisers or other financial institutions were paid at the annual rates up to the amounts shown in the table.

	Class A	Class B	Class C

	Shareholder			Shareholder
	Servicing Fee	12b-1 Fee	12b-1 Fee	Servicing Fee

Predecessor Fund	0.25%	0.70%	0.75%	0.25%

     In addition, the Predecessor Fund had adopted a 12b-1 Plan, which provided that various service providers, such as a Predecessor Fund’s administrator, investment adviser, sub-adviser, or co-adviser, may make payments for distribution related expenses out of their own resources, including past profits or payments received from the Predecessor Fund for other purposes such as management fees, and that the Predecessor Fund’s distributor may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.
     For the period ended June 4, 2006 (prior to the reorganization), First Tennessee contractually agreed to waive its management fee for the Predecessor Fund to 0.30% of the Predecessor Fund’s average net assets.
     For the period ended June 4, 2006 (prior to the reorganization), the 12b-1 fee charged by Class C of the Predecessor Fund was waived to 0.50% of average net assets. Additionally, the shareholder servicing fee charged by Class C of the Predecessor Fund was waived in its entirety.
     Pursuant to these waivers, for the period ended June 4, 2006 (prior to the reorganization), fees waived for the Predecessor Fund were as follows (in thousands):

		Class C	Class C

			Shareholder
	Management Fee	12b-1 Fee	Servicing Fee	Total

Predecessor Fund	$204	$10	$10	$224

     Subsequent to the reorganization, Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves the investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the Fund. Under this Investment Management Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Investment Management Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the period June 5, 2006 through June 30, 2006, the Fund’s Management fee as an annual percentage rate of average daily net assets was as follows:

Management Fee
Average Daily Net Assets	Annual Rate

First $1 Billion	0.45%

Next $1 Billion	0.41

Over $2 Billion	0.39

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

3. AGREEMENTS (continued)
     Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the period June 5, 2006 through June 30, 2006, the Other Expense limitation for the Fund as an annual percentage rate of average daily net assets was 0.04%.
     The Trust, on behalf of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively.
     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charges. During the period June 5, 2006 through June 30, 2006, Goldman Sachs advised the Fund that it retained $233 of sales charges.
     Subsequent to the reorganization, Class A and Class C shares of the Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro rata basis. For the period June 5, 2006 through June 30, 2006, there were no redemption fees received.
     Subsequent to the reorganization, Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.16% of the average daily net assets for Class A and Class C shares and 0.04% of the average daily net assets for Institutional shares.
     For the period June 5, 2006 through June 30, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. These expense reductions were as follows (in thousands):

	Other Expense	Total Expense
Fund	Reimbursement	Reductions

Tennessee Municipal	$41	$41

     At June 30, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Tennessee Municipal	$31	$2	$4	$37

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended June 30, 2006, were $24,000,567 and $45,450,018, respectively.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Notes to Financial Statements (continued)
June 30, 2006
5. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended June 30, 2006 was as follows:

Distributions paid from:
Ordinary income	$3,164
Tax-exempt income	4,254,045
Long-term capital gain	1,968,882

Total distributions	$6,226,091

The tax character of distributions paid during the fiscal year ended June 30, 2005 was as follows:

Distributions paid from:
Ordinary income	$7,596
Tax-exempt income	5,418,185
Long-term capital gain	511,000

Total distributions	$5,936,781

At June 30, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$96,204,650

Gross unrealized gain	4,387,304
Gross unrealized loss	(4,171,607)

Net unrealized security gain	$215,697

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the accretion of market discount for book accounting purposes.
6. CERTAIN RECLASSIFICATIONS
In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund. These reclassifications resulted primarily from the difference in tax treatment of certain bonds.

Accumulated
	Accumulated	Undistributed
	Net Realized	(Distributions in excess of)
Fund	Gain	Net Investment Income

Tennessee Municipal	$189,286	$(189,286)

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

7. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved the Agreement providing for the tax-free acquisition of the Predecessor Fund by the Fund. On April 7, 2006, the Board of Trustees approved certain amendments to the Agreement. The acquisition was completed on June 5, 2006 as of the close of business on June 2, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Predecessor Fund’s Class I, Class A, Class B and Class C were transferred into the Fund Class A and Institutional Class, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor Fund’s
	of the Fund	Value of	Shares Outstanding
The Fund/Predecessor Fund*	Issued	Exchanged Shares	as of June 4, 2006

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class A	745,171	$7,451,728	755,622

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class B	242,584	2,425,841	246,420

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class C	339,048	3,390,499	344,183

Goldman Sachs Tennessee Municipal Institutional Class/First Funds Tennessee Tax-Free Portfolio Class I	8,598,695	85,987,052	8,736,646

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the reorganization).

		Predecessor		The Fund’s
	The Fund’s	Fund’s		Aggregate
	Aggregate	Aggregate	Predecessor	Net Assets
	Net Assets	Net Assets	Fund’s	Immediately
	before	before	Unrealized	after
The Fund/Predecessor Fund*	Reorganization	Reorganization	Appreciation	Reorganization

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class A	—	$7,451,728	—	$13,268,068

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class B	—	2,425,841	—	—

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class C	—	3,390,499	—	—

Goldman Sachs Tennessee Municipal Institutional Class/First Funds Tennessee Tax-Free Portfolio Class I	—	85,987,052	—	85,987,052

* Represents the accounting survivor.
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The Fund was not named as a nominal defendant in the initial or amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Notes to Financial Statements (continued)
June 30, 2006
claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Fund.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows (see Note 1 and 7):

	For the Year Ended		For the Year Ended
	June 30, 2006		June 30, 2005

	Shares	Dollars	Shares	Dollars

Class I — Predecessor Fund/Institutional Shares
Shares sold	1,090,335	$10,907,289	1,411,796	$14,654,193
Impact on shares converted during reorganization	(137,951)	—	—	—
Reinvestment of dividends and distributions	33,108	331,007	27,469	284,962
Shares repurchased	(3,027,007)	(30,436,262)	(4,990,435)	(51,715,380)

	(2,041,515)	(19,197,966)	(3,551,170)	(36,776,225)

Class A Shares
Shares sold	83,132	835,342	68,371	710,955
Impact on shares converted during reorganization	571,182	—	—	—
Reinvestment of dividends and distributions	28,951	290,072	21,786	226,369
Shares repurchased	(340,203)	(3,405,495)	(210,628)	(2,195,399)

	343,062	(2,280,081)	(120,471)	(1,258,075)

Class B Shares — Predecessor Fund
Shares sold	10,616	108,841	2,677	28,000
Impact on shares converted during reorganization	(246,420)	—	—	—
Reinvestment of dividends and distributions	7,755	77,574	6,257	64,889
Shares repurchased	(55,365)	(557,002)	(101,384)	(1,049,453)

	(283,414)	(370,587)	(92,450)	(956,564)

Class C Shares — Predecessor Fund
Shares sold	21,311	215,730	1,060	10,985
Impact on shares converted during reorganization	(344,183)	—	—	—
Reinvestment of dividends and distributions	16,822	168,633	15,556	161,399
Shares repurchased	(149,740)	(1,503,861)	(85,903)	(889,558)

	(455,790)	(1,119,498)	(69,287)	(717,174)

Class C Shares*
Shares sold	1,006	10,060	—	—
Impact on shares converted during reorganization	—	—	—	—
Reinvestment of dividends and distributions	2	20	—	—
Shares repurchased	(1)	(10)	—	—

	1,007	10,070	—	—

NET DECREASE	(2,436,650)	$(22,958,062)	(3,833,378)	$(39,708,038)

*	Commenced operation on June 5, 2006.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value at	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Period - Share Class	of period	income		gain (loss)	operations	income	gains	distributions

FOR THE PERIODS ENDED JUNE 30,

2006 - A (for the year ended June 30, 2006)	$10.51	$0.36	(a)	$(0.40)	$(0.04)	$(0.36)	$(0.20)	$(0.56)
2006 - B - Predecessor Fund (for the period from July 1, 2005 - June 4, 2006 - see note 1 and 7)	10.51	0.29	(a)	(0.48)	(0.19)	(0.28)	(0.20)	(0.48)
2006 - C - Predecessor Fund (for the period from July 1, 2005 - June 4, 2006 - see note 1 and 7)	10.52	0.31	(a)	(0.45)	(0.14)	(0.32)	(0.20)	(0.52)
2006 - C (for the period from June 5, 2006 - June 30, 2006 - see note 1 and 7)	10.00	0.02	(a)	(0.09)	(0.07)	(0.02)	—	(0.02)
2006 - I/Institutional (for the year ended June 30, 2006)	10.51	0.39	(a)	(0.41)	(0.02)	(0.38)	(0.20)	(0.58)
FOR THE YEARS ENDED JUNE 30,

2005 - A	10.42	0.37		0.12	0.49	(0.37)	(0.03)	(0.40)
2005 - B	10.42	0.31		0.12	0.43	(0.31)	(0.03)	(0.34)
2005 - C	10.43	0.33		0.12	0.45	(0.33)	(0.03)	(0.36)
2005 - I	10.42	0.40		0.12	0.52	(0.40)	(0.03)	(0.43)

2004 - A	10.90	0.39		(0.43)	(0.04)	(0.39)	(0.05)	(0.44)
2004 - B	10.90	0.34		(0.43)	(0.09)	(0.34)	(0.05)	(0.39)
2004 - C	10.90	0.36		(0.42)	(0.06)	(0.36)	(0.05)	(0.41)
2004 - I	10.90	0.41		(0.43)	(0.02)	(0.41)	(0.05)	(0.46)

2003 - A	10.64	0.40		0.29	0.69	(0.40)	(0.03)	(0.43)
2003 - B	10.64	0.35		0.29	0.64	(0.35)	(0.03)	(0.38)
2003 - C	10.64	0.38		0.29	0.67	(0.38)	(0.03)	(0.41)
2003 - I	10.64	0.43		0.29	0.72	(0.43)	(0.03)	(0.46)

2002 - A	10.46	0.41		0.20	0.61	(0.41)	(0.02)	(0.43)
2002 - B	10.45	0.36		0.20	0.56	(0.35)	(0.02)	(0.37)
2002 - C	10.45	0.39		0.21	0.60	(0.39)	(0.02)	(0.41)
2002 - I	10.45	0.44		0.21	0.65	(0.44)	(0.02)	(0.46)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value. Returns for periods less than one full year are not annualized. The Goldman Sachs Tennessee Municipal Fund first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new fund of the Goldman Sachs Trust. Performance prior to June 5, 2006 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor is considered the accounting survivor of the reorganization. As part of the reorganization, the Predecessor Fund changed its investment advisor to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor Fund reorganized into had investment policies which were not identical to the Predecessor Fund.
(c)	Not Annualized
(d)	Expense ratios includes the affect of the operating expenses of the Predecessor Fund prior to Reorganization.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

							Ratios assuming no
							expense reductions
					Ratio of
		Net assets	Ratio of		net investment		Ratio of
Net asset		at end of	net expenses		income		total expenses		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.91	(0.39)%	$11,779	0.91	%(d)	3.51%		1.15	%(d)	22%

9.84	(0.13)	2,425	1.27	(c)(d)	2.83	(c)(d)	1.45	(c)(d)	n/a

9.86	0.02	3,389	1.08	(c)(d)	3.01	(c)(d)	1.73	(c)(d)	n/a

9.91	(0.70)	10	1.63		2.85		2.22		22

9.91	(0.12)	82,958	0.66	(d)	3.76		0.88	(d)	22

10.51	4.78	8,771	0.94		3.47		1.14		11
10.51	4.31	2,933	1.39		3.02		1.59		11
10.52	4.52	4,721	1.19		3.22		1.89		11
10.51	5.05	107,783	0.69		3.72		0.89		11

10.42	(0.45)	9,935	0.90		3.58		1.10		9
10.42	(0.91)	3,856	1.35		3.12		1.55		9
10.43	(0.71)	5,391	1.15		3.32		1.85		9
10.42	(0.22)	143,278	0.65		3.83		0.85		9

10.90	6.62	11,661	0.87		3.68		1.07		19
10.90	6.15	4,673	1.32		3.23		1.52		19
10.90	6.37	7,608	1.12		3.43		1.82		19
10.90	6.89	163,440	0.63		3.93		0.83		19

10.64	5.98	9,252	0.88		3.90		1.08		8
10.64	5.46	1,090	1.37		3.41		1.57		8
10.64	5.81	6,989	1.14		3.65		1.84		8
10.64	6.34	164,437	0.64		4.14		0.84		8

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Goldman Sachs Trust
We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Goldman Sachs Tennessee Municipal Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”) as of June 30, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2005 and the financial highlights for each of the years presented through June 30, 2005 were audited by other auditors whose report, dated August 16, 2005, expressed an unqualified opinion on such statement and financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Tennessee Municipal Fund at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 15, 2006

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Statement Regarding Basis for Approval of Management Agreement (unaudited)
     The Tennessee Municipal Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on June 5, 2006. The Fund is the accounting successor to the Tennessee Tax-Free Portfolio of First Funds, which was reorganized into the Fund.
     In connection with the Fund’s organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on November 2, 2005 (the “November Meeting”). The Management Agreement was subsequently re-approved by the Trustees, including all of the Independent Trustees, at a meeting held on June 15, 2006 (the “Annual Contract Meeting”) for an annual period ending June 30, 2007. (The November Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings.”)
     At the November Meeting, the Trustees reviewed the Management Agreement as it applied to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds.
     In connection with the Meetings, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year.
     In connection with their approval of the Management Agreement for the Fund at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Fund. These services included services as the Fund’s transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was able to provide quality services to the Fund. In this regard, the Trustees noted that, although the Fund was new and had not been managed previously by the Investment Adviser, the Investment Adviser did have past experience in managing other municipal fixed income portfolios for the Trust. The Trustees believed that the investment returns of these other portfolios had been within a competitive range.
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, information on the fees paid by the Fund and the Fund’s projected total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Fund’s management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Fund.
     In addition, in connection with the approval of the Management Agreement at the November Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

Tennessee Municipal Fund

Up to $1 billion	0.45%
Next $1 billion	0.41
Over $2 billion	0.39

     In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Fund’s projected assets, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Fund was new and that the costs of the Investment

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to specified levels.
     At the Meetings, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, distribution and brokerage services, and the brokerage and research services that may be received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the November Meeting, and again at the Annual Contract Meeting, that the management fee payable by the Fund was reasonable in light of the services to be provided by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
 Fund Expenses (Unaudited) — Period Ended June 30, 2006

As a shareholder of Institutional Shares, Class A or Class C Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Class A and Class C Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account	Ending Account Value		6 months ended
Share Class	Value 1/1/06	6/30/06		6/30/06*

Class A
Actual	$1,000	$1,007.69		$4.53
Hypothetical 5% return	1,000	1,020.28	+	4.56

Class C — New#
Actual	1,000	993.00		1.16
Hypothetical 5% return	1,000	1,016.71	+	1.17

Institutional
Actual	1,000	1,008.95		3.29
Hypothetical 5% return	1,000	1,021.52	+	3.31

*	Expenses for each share class are calculated using the Fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2006. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were 0.91%, 1.63% and 0.66% for Class A, Class C and Institutional, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

#	Commenced operations on June 5, 2006.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	Gildan Activewear Inc. (clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	75	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	75	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of June 30, 2006, the Trust consisted of 64 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Tennessee Municipal Income Fund — Tax Information (Unaudited)

During the year ended June 30, 2006, 99.93% of the distributions from net investment income paid by the Goldman Sachs Tennessee Municipal Income Fund were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Tennessee Municipal Income Fund designated $1,968,882 as capital gain dividends paid during the year ended June 30, 2006.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $562.5 billion in assets under management as of March 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free
Municipal Fund
▪  New York Intermediate AMT-Free
Municipal Fund
▪ Tennessee Municipal Fund	▪ Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund

Specialty Funds[3] ▪  Real Estate Securities Fund
▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed
Equity Fund[2] ▪ Tollkeeper FundSM	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Research Select FundSM
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small Cap Value Fund

International Equity Funds
▪  Structured International
Equity Fund[2] ▪  International Equity Fund
▪  European Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Emerging Markets Equity Fund
▪  Asia Equity Fund[2] Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪ Balanced Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Research Select FundSM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1249	TNMUNIAR / 1.5K /08-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$942,150	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$185,000	$227,400	Other attest services

Tax Fees

• PwC	$243,100	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$683,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended June 30, 2006 and June 30, 2005 were approximately $428,100 and $404,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended June 30, 2006 and June 30, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 7, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	September 7, 2006